SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date  of  Report  (Date  of  earliest event reported)      JULY 8, 2005
                                                               -------------

                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

            NEVADA                000-27267             33-0773180
 ----------------------------     ---------             -----------
 (State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

                    4 MARCONI, IRVINE, CALIFORNIA 92618
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               (Address of principal executive offices)   (Zip Code)

Registrant's  telephone  number,  including  area  code    (949)  707-4800
                                                           ---------------

                                    NOT APPLICABLE
          ---------------------------------------------------------------------
          (Former  name  or  former  address,  if  changed  since  last  report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ] Written  communications  pursuant to Rule 425 under the Securities Act
         (17  CFR  230.425)

    [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR  240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  3.02.   UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     On July 8, 2005, the Company entered into an Amended and Restated Consulting Agreement (the "Agreement") for public investor relations services. The Agreement has a term of one-year and compensation to be paid at $3,500 per month. The Company will pay $2,500 per month of the compensation in cash consideration and $1,000 per month (or $12,000 for the term of the agreement) in equity compensation in lieu of cash compensation by issuing the consultant, or the consultant's designated assignees, warrants to purchase 150,000 shares of the Company's restricted common stock (the "Warrants"). The Agreement also terminated the Company's previous March 9, 2004 agreement with this consultant and cancelled warrants to purchase 10,000 shares of common stock with an exercise price of $4.00 and 10,000 shares of common stock at $6.00, issued pursuant to that previous agreement.

     The Warrants were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933.

     The Warrants to purchase 150,000 shares of common stock consist of warrants to purchase 50,000 shares of common stock with an exercise price of $3.00, warrants to purchase 50,000 shares of common stock with an exercise price of $4.00 and warrants to purchase 50,000 shares of common stock with an exercise price of $6.00. The Warrants vest immediately and expire eighteen months from issuance.


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August  17,  2005                        I/OMAGIC  CORPORATION

                                                By: /s/ Steve Gillings
                                                    -----------------------
                                                    Steve  Gillings,  Chief
                                                    Financial  Officer